Exhibit 99.(h)(1)(b)

AMENDMENT TO EXHIBIT A

SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Fund Administration and Accounting Agreement dated September 17, 2018, and as subsequently amended, by and between such trusts and The Bank of New York Mellon.

June 25, 2025

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF

2.	Invesco AI and Next Gen Software ETF

3.	Invesco Biotechnology & Genome ETF

4.	Invesco Bloomberg Analyst Rating Improvers ETF

5.	Invesco Bloomberg MVP Multi-factor ETF

6.	Invesco Building & Construction ETF

7.	Invesco BuyBack Achievers™ ETF

8.	Invesco Dividend Achievers™ ETF

9.	Invesco Dow Jones Industrial Average Dividend ETF

10.	Invesco Dorsey Wright Basic Materials Momentum ETF

11.	Invesco Dorsey Wright Consumer Cyclicals Momentum ETF

12.	Invesco Dorsey Wright Consumer Staples Momentum ETF

13.	Invesco Dorsey Wright Energy Momentum ETF

14.	Invesco Dorsey Wright Financial Momentum ETF

15.	Invesco Dorsey Wright Healthcare Momentum ETF

16.	Invesco Dorsey Wright Industrials Momentum ETF

17.	Invesco Dorsey Wright Momentum ETF

18.	Invesco Dorsey Wright Technology Momentum ETF

19.	Invesco Dorsey Wright Utilities Momentum ETF

20.	Invesco Energy Exploration & Production ETF

21.	Invesco Food & Beverage ETF

22.	Invesco Financial Preferred ETF

23.	Invesco FTSE RAFI US 1000 ETF

24.	Invesco FTSE RAFI US 1500 Small-Mid ETF

25.	Invesco Global Listed Private Equity ETF

26.	Invesco Golden Dragon China ETF

27.	Invesco High Yield Equity Dividend Achievers™ ETF

28.	Invesco International Dividend Achievers™ ETF

29.	Invesco Large Cap Growth ETF

30.	Invesco Large Cap Value ETF

31.	Invesco Leisure and Entertainment ETF

32.	Invesco MSCI Sustainable Future ETF

33.	Invesco NASDAQ Internet ETF

34.	Invesco Next Gen Connectivity ETF

35.	Invesco Next Gen Media and Gaming ETF

36.	Invesco Oil & Gas Services ETF

37.	Invesco Pharmaceuticals ETF

38.	Invesco S&P 100 Equal Weight ETF

39.	Invesco S&P 500 BuyWrite ETF

40.	Invesco S&P 500® Equal Weight Communication Services ETF

41.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

42.	Invesco S&P 500® Equal Weight Consumer Staples ETF

43.	Invesco S&P 500® Equal Weight Energy ETF

44.	Invesco S&P 500® Equal Weight ETF

45.	Invesco S&P 500® Equal Weight Financials ETF

46.	Invesco S&P 500® Equal Weight Health Care ETF

47.	Invesco S&P 500® Equal Weight Industrials ETF

48.	Invesco S&P 500® Equal Weight Materials ETF

49.	Invesco S&P 500® Equal Weight Real Estate ETF

50.	Invesco S&P 500® Equal Weight Technology ETF

51.	Invesco S&P 500® Equal Weight Utilities ETF

52.	Invesco S&P 500 GARP ETF

53.	Invesco S&P 500® Pure Growth ETF

54.	Invesco S&P 500® Pure Value ETF

55.	Invesco S&P 500® Quality ETF

56.	Invesco S&P 500® Top 50 ETF

57.	Invesco S&P 500 Value with Momentum ETF

58.	Invesco S&P MidCap 400® GARP ETF

59.	Invesco S&P MidCap 400® Pure Growth ETF

60.	Invesco S&P MidCap 400® Pure Value ETF

61.	Invesco S&P MidCap Momentum ETF

62.	Invesco S&P MidCap Quality ETF

63.	Invesco S&P MidCap Value with Momentum ETF

64.	Invesco S&P SmallCap 600® Pure Growth ETF

65.	Invesco S&P SmallCap 600® Pure Value ETF

66.	Invesco S&P SmallCap Momentum ETF

67.	Invesco S&P SmallCap Value with Momentum ETF

68.	Invesco S&P Spin-Off ETF

69.	Invesco Semiconductors ETF

70.	Invesco Water Resources ETF

71.	Invesco WilderHill Clean Energy ETF

72.	Invesco Zacks Mid-Cap ETF

73.	Invesco Zacks Multi-Asset Income ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 0-5 Yr US TIPS ETF

2.	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF

3.	Invesco Alerian Galaxy Crypto Economy ETF

4.	Invesco California AMT-Free Municipal Bond ETF

5.	Invesco CEF Income Composite ETF

6.	Invesco China Technology ETF

7.	Invesco Dorsey Wright Developed Markets Momentum ETF

8.	Invesco Dorsey Wright Emerging Markets Momentum ETF

9.	Invesco Dorsey Wright SmallCap Momentum ETF

10.	Invesco Emerging Markets Sovereign Debt ETF

11.	Invesco Equal Weight 0-30 Year Treasury ETF

12.	Invesco ESG NASDAQ 100 ETF

13.	Invesco ESG NASDAQ Next Gen 100 ETF

14.	Invesco ESG S&P 500 Equal Weight ETF

15.	Invesco Floating Rate Municipal Income ETF

16.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

17.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

18.	Invesco FTSE RAFI Emerging Markets ETF

19.	Invesco Fundamental High Yield® Corporate Bond ETF

20.	Invesco Fundamental Investment Grade Corporate Bond ETF

21.	Invesco Global Clean Energy ETF

22.	Invesco Global ex-US High Yield Corporate Bond ETF

23.	Invesco Global Water ETF

24.	Invesco International BuyBack AchieversTM ETF

25.	Invesco International Corporate Bond ETF

26.	Invesco KBW Bank ETF

27.	Invesco KBW High Dividend Yield Financial ETF

28.	Invesco KBW Premium Yield Equity REIT ETF

29.	Invesco KBW Property & Casualty Insurance ETF

30.	Invesco KBW Regional Banking ETF

31.	Invesco MSCI Global Climate 500 ETF

32.	Invesco MSCI Global Timber ETF

33.	Invesco MSCI Green Building ETF

34.	Invesco MSCI North America Climate ETF

35.	Invesco MSCI USA ETF

36.	Invesco NASDAQ 100 ETF

37.	Invesco Nasdaq Biotechnology ETF

38.	Invesco Nasdaq Free Cash Flow Achievers ETF

39.	Invesco NASDAQ Next Gen 100 ETF

40.	Invesco NASDAQ Future Gen 200 ETF

41.	Invesco National AMT-Free Municipal Bond ETF

42.	Invesco New York AMT-Free Municipal Bond ETF

43.	Invesco PHLX Semiconductor ETF

44.	Invesco Preferred ETF

45.	Invesco QQQ Low Volatility ETF

46.	Invesco Russell 1000 Equal Weight ETF

47.	Invesco S&P 500 Enhanced Value ETF

48.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF

49.	Invesco S&P 500® High Beta ETF

50.	Invesco S&P 500 High Dividend Growers ETF

51.	Invesco S&P 500® High Dividend Low Volatility ETF

52.	Invesco S&P 500® Low Volatility ETF

53.	Invesco S&P 500 Minimum Variance ETF

54.	Invesco S&P 500 Momentum ETF

55.	Invesco S&P 500 QVM Multi-factor ETF

56.	Invesco S&P 500 Revenue ETF

57.	Invesco S&P Emerging Markets Low Volatility ETF

58.	Invesco S&P Emerging Markets Momentum ETF

59.	Invesco S&P Global Water Index ETF

60.	Invesco S&P International Developed Low Volatility ETF

61.	Invesco S&P International Developed Momentum ETF

62.	Invesco S&P International Developed Quality ETF

63.	Invesco S&P MidCap 400 QVM Multi-factor ETF

64.	Invesco S&P MidCap 400 Revenue ETF

65.	Invesco S&P MidCap Low Volatility ETF

66.	Invesco S&P SmallCap 600® GARP ETF

67.	Invesco S&P SmallCap 600 QVM Multi-factor ETF

68.	Invesco S&P SmallCap 600 Revenue ETF

69.	Invesco S&P SmallCap Consumer Discretionary ETF

70.	Invesco S&P SmallCap Consumer Staples ETF

71.	Invesco S&P SmallCap Energy ETF

72.	Invesco S&P SmallCap Financials ETF

73.	Invesco S&P SmallCap Health Care ETF

74.	Invesco S&P SmallCap High Dividend Low Volatility ETF

75.	Invesco S&P SmallCap Industrials ETF

76.	Invesco S&P SmallCap Information Technology ETF

77.	Invesco S&P SmallCap Low Volatility ETF

78.	Invesco S&P SmallCap Materials ETF

79.	Invesco S&P SmallCap Quality ETF

80.	Invesco S&P SmallCap Utilities & Communication Services ETF

81.	Invesco S&P Ultra Dividend Revenue ETF

82.	Invesco Senior Loan ETF

83.	Invesco Short Term Treasury ETF

84.	Invesco Solar ETF

85.	Invesco Taxable Municipal Bond ETF

86.	Invesco Variable Rate Preferred ETF

Invesco Actively Managed Exchange-Traded Fund Trust

1.	Invesco AAA CLO Floating Rate Note ETF

2.	Invesco Active U.S. Real Estate ETF

3.	Invesco Comstock Contrarian Equity ETF

4.	Invesco Core Fixed Income ETF

5.	Invesco Global Equity Net Zero ETF

6.	Invesco High Yield Bond Factor ETF

7.	Invesco High Yield Select ETF

8.	Invesco Intermediate Municipal ETF

9.	Invesco International Growth Focus ETF

10.	Invesco Managed Futures Strategy ETF

11.	Invesco MSCI EAFE Income Advantage ETF

12.	Invesco QQQ Hedged Advantage ETF

13.	Invesco QQQ Income Advantage ETF

14.	Invesco Real Assets ESG ETF

15.	Invesco Rochester High Yield Municipal ETF

16.	Invesco S&P 500® Downside Hedged ETF

17.	Invesco S&P 500 Equal Weight Income Advantage ETF

18.	Invesco Short Duration Total Return Bond ETF

19.	Invesco SteelPath MLP & Energy Infrastructure ETF

20.	Invesco Top QQQ ETF

21.	Invesco Total Return Bond ETF

22.	Invesco Ultra Short Duration ETF

23.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF

2.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF

3.	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares 2025 Corporate Bond ETF

2.	Invesco BulletShares 2025 High Yield Corporate Bond ETF

3.	Invesco BulletShares 2025 Municipal Bond ETF

4.	Invesco BulletShares 2026 Corporate Bond ETF

5.	Invesco BulletShares 2026 High Yield Corporate Bond ETF

6.	Invesco BulletShares 2026 Municipal Bond ETF

7.	Invesco BulletShares 2027 Corporate Bond ETF

8.	Invesco BulletShares 2027 High Yield Corporate Bond ETF

9.	Invesco BulletShares 2027 Municipal Bond ETF

10.	Invesco BulletShares 2028 Corporate Bond ETF

11.	Invesco BulletShares 2028 High Yield Corporate Bond ETF

12.	Invesco BulletShares 2028 Municipal Bond ETF

13.	Invesco BulletShares 2029 Corporate Bond ETF

14.	Invesco BulletShares 2029 High Yield Corporate Bond ETF

15.	Invesco BulletShares 2029 Municipal Bond ETF

16.	Invesco BulletShares 2030 Corporate Bond ETF

17.	Invesco BulletShares 2030 High Yield Corporate Bond ETF

18.	Invesco BulletShares 2030 Municipal Bond ETF

19.	Invesco BulletShares 2031 Corporate Bond ETF

20.	Invesco BulletShares 2031 High Yield Corporate Bond ETF

21.	Invesco BulletShares 2031 Municipal Bond ETF

22.	Invesco BulletShares 2032 Corporate Bond ETF

23.	Invesco BulletShares 2032 High Yield Corporate Bond ETF

24.	Invesco BulletShares 2032 Municipal Bond ETF

25.	Invesco BulletShares 2033 Corporate Bond ETF

26.	Invesco BulletShares 2033 High Yield Corporate Bond ETF

27.	Invesco BulletShares 2033 Municipal Bond ETF

28.	Invesco BulletShares 2034 Corporate Bond ETF

29.	Invesco BulletShares 2034 Municipal Bond ETF

30.	Invesco BulletShares 2035 Corporate Bond ETF

31.	Invesco BulletShares 2035 Municipal Bond ETF

32.	Invesco Bloomberg Pricing Power ETF

33.	Invesco International Developed Dynamic Multifactor ETF

34.	Invesco Investment Grade Defensive ETF

35.	Invesco RAFI™ Strategic US ETF

36.	Invesco Russell 1000® Dynamic Multifactor ETF

37.	Invesco Russell 2000® Dynamic Multifactor ETF

[ signature page follows]

THE BANK OF NEW YORK MELLON		INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:	/s/ Gerard Connors	By:	/s/ Brian Hartigan
(signature)		(signature)
	Gerard Connors		Brian Hartigan
(name)		(name)
	Vice President		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST		INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)
	Brian Hartigan		Brian Hartigan
(name)		(name)
	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO EXCHANGE-TRADED FUND TRUST II		INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:	/s/ Brian Hartigan	By:	/s/ Brian Hartigan
(signature)		(signature)
	Brian Hartigan		Brian Hartigan
(name)		(name)
	President & Principal Executive Officer		President & Principal Executive Officer
(title)		(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:	/s/ Brian Hartigan
(signature)
Brian Hartigan
(name)
President & Principal Executive Officer
(title)